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                           WINTHROP OPPORTUNITY FUNDS
      SUPPLEMENT DATED JUNE 16, 1997 TO PROSPECTUS DATED JANUARY 24, 1997

     Effective June 16, 1997, Robert de Guigne assumed the day-to-day investment responsibilities of the Winthrop International Equity Fund (the 'Fund'). Mr. de Guigne, an employee of AXA Asset Management Partenaires, the Subadviser to the Fund, is also currently the portfolio manager of the Winthrop Developing Markets Fund.